SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 10, 1996
                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                          (STATE OR OTHER JURISDICTION
                                OF INCORPORATION)

                                     0-24068
                            (COMMISSION FILE NUMBER)

                                   76-0190827
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

ITEM 5.  OTHER EVENTS

     On July 10, 1996, Consolidated Graphics, Inc. (the "Company") announced that it had completed the acquisition of Garner Printing of Des Moines, Iowa for an undisclosed amount. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of the Company's pending acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:

          99 Press release of Consolidated Graphics, Inc. dated July 10, 1996 with respect to the completion of the acquisition of Garner Printing of Des Moines, Iowa.

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                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                      CONSOLIDATED GRAPHICS, INC.
                                            (Registrant)

                              By: /s/ G. CHRISTOPHER COLVILLE
                                      G. CHRISTOPHER COLVILLE
                                      VICE PRESIDENT -- MERGERS AND ACQUISITIONS
                                      CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date:  July 10, 1996

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